[Peoples Benefit Life Insurance Company Letterhead]

September 22, 2004

VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Peoples Benefit Life Insurance Company Separate Account II
File No. 811-04734, CIK 0000796535
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account II, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 23, 26 and 27, 2004, Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK: 356494).

To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Markets Group